GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, as applicable, of the

Goldman Sachs Strategic Growth Fund, Goldman Sachs Enhanced Core Equity Fund, Goldman Sachs Large Cap Core Fund and Goldman Sachs U.S. Equity ESG Fund (the “Funds”)

Supplement dated March 3, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (the “SAI”), each dated December 29, 2024, as supplemented to date

Effective on or about June 30, 2025, (the “Effective Date”) Steven M. Barry will no longer serve as a portfolio manager for the Funds.

Kevin Martens will continue to serve as a portfolio manager for the Goldman Sachs Enhanced Core Equity Fund, Goldman Sachs Large Cap Core Fund and Goldman Sachs U.S. Equity ESG Fund.

Jenny Chang will continue to serve as a portfolio manager for the Goldman Sachs Enhanced Core Equity Fund and Goldman Sachs Large Cap Core Fund.

Sung Cho and Charles “Brook” Dane will continue to serve as portfolio managers for the Goldman Sachs Strategic Growth Fund.

Accordingly, as of the close of business on the Effective Date, the Funds’ disclosures are modified as follows:

All references to Mr. Barry in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

EQG1TBDSTK 03-25